UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 2, 2013
(Date of earliest event reported: October 1, 2013)

 Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         1.         Appointment of David L. Kennedy as Vice Chairman and Interim CEO. On October 2, 2013, Revlon, Inc. ("Revlon" and together with its wholly owned subsidiary, Revlon Consumer Products Corporation ("RCPC"), the "Company") announced that its Board of Directors has elected David L. Kennedy as Vice Chairman and Interim Chief Executive Officer. He succeeds Alan Ennis, who has decided to leave the Company to pursue other interests.  Mr. Kennedy previously served as a senior executive of Revlon from 2002 to 2009, including as President and CEO of Revlon from 2006 to 2009.

         2.         Termination of Alan Ennis’ Employment Agreement. On October 1, 2013, the Company and Mr. Ennis agreed to terminate Mr. Ennis’ employment agreement.  The Company and Mr. Ennis are continuing to discuss the terms of Mr. Ennis' separation arrangements.

         3.         Mr. Ennis' Departure from the Board of Directors.  On October 1, 2013, Mr. Ennis resigned from the Board of Directors of the Company. Mr. Ennis’ resignation is not the result of any disagreement or any issue or concern with the Company’s accounting, financial reporting or internal control over financial reporting.

         4.         Certain Other Information. Mr. Kennedy's biographical information is included in the press release attached as Exhibit 99.1 and Revlon’s Proxy Statement for the fiscal period ended December 31, 2012, which was filed with the SEC on April 25, 2013. Mr. Kennedy does not have any family relationships with any of the Company's directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

         5.         Amendment to Mr. Kennedy's Employment Agreement. To reflect his new role and responsibilities as Interim CEO and Vice Chairman, the Company is entering into an amendment to Mr. Kennedy's Amended and Restated Employment Agreement, dated as of April 24, 2012, to change Mr. Kennedy’s title and responsibilities to Vice Chairman and Interim CEO, reporting to the Board of Directors.  No other changes are made to Mr. Kennedy’s employment agreement, a copy of which is filed with the SEC as Exhibit 10.1 to Revlon's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed with the SEC on April 26, 2012.

         6.         Robert Kretzman Extension of Employment.  Robert Kretzman agreed to postpone his previously announced retirement and continue his employment with the Company as Executive Vice President through December 31, 2013 to assist with transition matters.  Mr. Kretzman will continue to serve as a member of the Company’s Board of Directors.

         7.         Press Release. A copy of the press release issued by Revlon on October 2, 2013 with respect to the foregoing matters is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 2, 2013 (incorporated by reference to Exhibit 99.1 to Revlon, Inc.’s Form 8-K filed with the SEC on October 2, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: October 2, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 2, 2013 (incorporated by reference to Exhibit 99.1 to Revlon, Inc.’s Form 8-K filed with the SEC on October 2, 2013).